                                                                    EXHIBIT 10.5

                             ENDOSONICS CORPORATION

                           INVESTOR'S RIGHTS AGREEMENT



            THIS INVESTOR'S RIGHTS AGREEMENT (the "Agreement") is entered into as of September 21, 1998, by and among ENDOSONICS CORPORATION, a Delaware corporation (the "Company") and FUKUDA DENSHI CO., LTD., a Japanese corporation (the "Investor").

                                    RECITALS

            A. The Company proposes to sell and issue up to 965,730 shares of its Common Stock pursuant to the Common Stock Purchase Agreement between the Company and the Investor of even date herewith (the "Purchase Agreement"); and

            B. As a condition of entering into the Purchase Agreement, the Investor has requested that the Company extend to it registration rights, as set forth below.

            NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

SECTION 1.  GENERAL

            1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.8 hereof.

            "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.


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            "REGISTRABLE SECURITIES" means (a) Common Stock of the Company purchased by the Investor pursuant to that certain Common Stock Purchase Agreement dated as of September __, 1998, between the Company and the Investor. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

            "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.1 and 2.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

            "SEC" OR "COMMISSION" means the Securities and Exchange Commission.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

            "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

SECTION 2.  REGISTRATION

            2.1 PIGGYBACK REGISTRATIONS. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for the Company or for stockholders other than the Investor) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act or a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give the Investor written notice of such registration. Upon the written request of the Investor given within thirty (30) days after receipt of such notice by the Company, the Company shall, subject to the provisions of Section 2.1(a), cause to be registered under the Securities Act all of the Registrable Securities that the Investor has requested to be registered.

                        (a) UNDERWRITING. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 2 to include any securities of the Investor or any other stockholders of the Company that have a contractual right to include their securities in such underwritten offering unless the Investor or such other stockholders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in good faith will not jeopardize the success of the offering by the Company; provided, however, that the number of


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shares that may be included in the underwriting shall be allocated, first, to the Company; and second, to the Investor and to any stockholders of the Company that have a contractual right to include their shares in such underwritten offering on a pro rata basis based upon the total number of shares that the Investor and such other stockholders request be included in the offering, and provided further, that no such reduction shall reduce the amount of securities of the Investor and any other stockholders below twenty-five percent (25%) of the total amount of securities in such registration. If the total amount of Registrable Securities requested by the Investor to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among any selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

                        (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not the Investor has elected to include securities in such registration.

            2.2 FORM S-3 REGISTRATION. In case the Company shall receive from the Investor a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Investor, the Company will:

                        (a) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Investor's Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.2:

                                    (i)  prior to the first anniversary of the
date of this Agreement, or

                                    (ii) if Form S-3 (or any successor or
similar form) is not available for such offering by the Investor, or

                                    (iii) if the Investor proposes to sell
Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000), or

                                    (iv) if the Company shall furnish to the
Investor a certificate signed by the President or Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in


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which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than forty five (45) days after receipt of the request of the Investor under this Section 2.2; provided, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period, or

                                    (v)  if the  Company  has,  within the
twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Investor pursuant to this Section 2.2, or

                                    (vi) if the Company has already  effected
four (4) registrations on Form S-3 for the Investor pursuant to this Section 2.2, or

                                    (vii) in any particular jurisdiction in
which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                        (b) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Investor.

            2.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1 and 2.2 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Investor. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1 or 2.2, the request of which has been subsequently withdrawn by the Investor unless the withdrawal is based upon material adverse information concerning the Company of which the Investor was not aware at the time of such request.

            2.4 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective and remain effective for a period of sixty (60) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.


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                        (c) Furnish to the Investor such number of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. The Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                        (g) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

            2.5 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect if all Registrable Securities held by and issuable to the Investor (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

            2.6 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                        (a) The Investor shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                        (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 or 2.2 that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of


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disposition of such securities as shall be required to effect the registration of its Registrable Securities.

            2.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.1 or 2.2:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, the partners, officers and directors of the Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to the Investor, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor or such partner, officer, director, underwriter or controlling person of the Investor.

                        (b) To the extent permitted by law, the Investor will, if Registrable Securities held by the Investor are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act and any underwriter selling securities under such registration statement or any of such other Investor's partners, directors or officers or any person who controls such Investor, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Investor, or partner, director, officer or controlling person of such other person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in


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conformity with written information furnished by the Investor under an instrument duly executed by the Investor and stated to be specifically for use in connection with such registration; and the Investor will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other person, or partner, officer, director or controlling person of such other person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.7 exceed the net proceeds from the offering received by the Investor.

                        (c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

                        (d) If the indemnification provided for in this Section
2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Investor hereunder exceed the proceeds from the offering received by the Investor.


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                        (e) The obligations of the Company and the Investor
under this Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            2.8 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by the Investor to a transferee or assignee of Registrable Securities which (a) is a wholly owned subsidiary or parent of the Investor and (b) acquires at least One Hundred Twenty-Five Thousand (125,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement and the Purchase Agreement.

            2.9 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.9 shall be binding upon each holder or Registrable Securities and the Company. By acceptance of any benefits under this Section 2, holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

            2.10 RESTRICTIONS ON AND PROCEDURE FOR SALES. The Investor shall comply with following procedures:

                        (a) If the Investor shall propose to sell any Registrable Securities pursuant to a registration statement filed by the Company pursuant to Section 2.2, the Investor shall notify the Company of its intent to do so at least three (3) full business days prior to such sale (the "Notice of Sale"). The Notice of Sale shall be deemed to constitute a representation that any information previously supplied by such Investor is accurate as of the date of such Notice of Sale.

                        (b) The Notice of Sale in substantially the form attached as Exhibit A shall be delivered to the Company in writing. However, the Investor may give the Notice of Sale orally by telephoning Richard Fischer or the then current Chief Financial Officer of the Company at (916) 638-8008. An oral Notice of Sale shall be deemed to have been received only at such time as the selling Investor speaks directly with Mr. Fischer (or such then current Chief Financial Officer). In addition, an oral Notice of Sale shall only be deemed effective if it is followed by a written Notice of Sale received by the Company by personal delivery or facsimile within twenty-four (24) hours after giving the oral Notice of Sale.


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                        (c) Unless the Company has notified the Investor in
writing that the Company will not refuse the sale of Registrable Securities identified in a Notice of Sale pursuant to this Section 2.10, at any time within such three (3) business-day period, the Company may refuse to permit the Investor to sell any Restricted Securities; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing from an officer of the Company to the Investor to the effect that a delay in such sale is necessary because a sale pursuant to the Registration Statement in its then current form could constitute a violation of the federal securities laws. In no event shall such delay exceed ten (10) trading days; provided, however, that if, prior to the expiration of such ten (10) trading day period, the Company delivers a certificate in writing from an officer of the Company to the Investor to the effect that the Board of Directors of the Company has determined in reasonable good faith that a further delay in such sale beyond such ten (10) trading day period is necessary because a sale pursuant to such Registration Statement in its then current form could constitute a violation of the federal securities laws, the Company may refuse to permit the Investor to resell any Shares for an additional period not to exceed ten (10) trading days. The Company shall not exercise this right of delay for more than twenty (20) consecutive trading days or for more than thirty (30) trading days in any six (6) month period. In the event that the Company exercises its rights to refuse the sale of Registrable Securities for any period under this Section 2.10(c), the Company shall extend the period of effectiveness of the registration statement then in effect for the same number of trading days as the Investor has been refused the opportunity to sell Registrable Securities.

SECTION 3.  MISCELLANEOUS

             3.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            3.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

            3.3 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

            3.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            3.5 AMENDMENT AND WAIVER.

                        (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least two-thirds (66 2/3%) of the Registrable Securities.

                        (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the holders of Registrable Securities under this Agreement may be waived only with the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

                        (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors" or parties hereto.

            3.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to the Investor, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Investor's part of any breach, default or noncompliance under the Agreement or any waiver on the Investor's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded the Investor, shall be cumulative and not alternative.

            3.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) ten (10) days after having been sent by registered or certified airmail, return receipt requested, postage prepaid, or (d) four (4) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

            3.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

            3.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             3.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed this Investor's Rights Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                       INVESTORS:

ENDOSONICS CORPORATION                         FUKUDA DENSHI CO., LTD.

By: /s/ Reinhard J. Warnking                   By: /s/ Kotaro Fukuda
   --------------------------------------         ------------------------------

Name:   Reinhard J. Warnking                   Name:   Kotaro Fukuda
     ------------------------------------           ----------------------------
Title:  President & CEO                        Title:  President
      -----------------------------------            ---------------------------

Address:  2870 Kilgore Road                    Address:  3-39-4 Hongo Bunkyo-Ku
          Rancho Cordova, California 95670               Tokyo 113
          U.S.A.                                         Japan


                  SIGNATURE PAGE TO INVESTOR'S RIGHTS AGREEMENT

                                    EXHIBIT A

                             ENDOSONICS CORPORATION

                                 NOTICE OF SALE



            Pursuant to Section 2.10 of the Investors' Rights Agreement dated as of ___ __, 1998 among EndoSonics Corporation (the "Company") and the undersigned, the undersigned hereby gives notice to the Company of the undersigned's intent to sell _______ shares of the Company's Common Stock registered pursuant to the Registration Statement on Form S-3 (File No. 33-_____).



Dated:   ______________, 199__           By:
                                            ------------------------------------
                                                         (signature)


                                         Name:
                                               ---------------------------------
                                                            (print)


                                         Title:
                                               ---------------------------------
                                                        (if applicable)


[NOTE: THIS NOTICE OF SALE MUST BE COMPLETED AND DELIVERED (VIA PERSONAL DELIVERY OR FACSIMILE) TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY AT LEAST THREE (3) BUSINESS DAYS PRIOR TO SALE OF THE SHARES OF THE COMPANY'S COMMON STOCK REGISTERED PURSUANT TO THE REGISTRATION STATEMENT.]